POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Douglas A. Warner III/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Riley P. Bechtel/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Martin Feldstein/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Hanna H. Gray/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    James R. Houghton/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    James L. Ketelsen/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    William S. Lee/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Roberto G. Mendoza/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Michael E. Patterson/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Lee R. Raymond/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Richard D. Simmons/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Kurt F. Viermetz/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Dennis Weatherstone/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    Douglas C. Yearley/s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    John A. Mayer, Jr./s/

                        POWER OF ATTORNEY
                           (Form 10-K)




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Kurt F. Viermetz, Michael E. Patterson, Edward J. Kelly III and Margaret M. Foran and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of March, 1996.


                    David H. Sidwell/s/